Exhibit (h)(3)(i)

SCHEDULE A

To Fund Services Agreement Between J.P. Morgan Investor Services Co. (“J.P. Morgan”) And Proshares Trust (“Proshares”), dated as of June 16, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #18 dated as of January 6, 2011 to the

The following are the lists of funds for which J.P. Morgan shall provide services in accordance with the Agreement. This Schedule A replaces in its entirety Schedule A of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

SCHEDULE A

LIST OF PROSHARES ETF SERIES

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas

26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets

2

69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short
101.	ProShares Hedge Replication ETF
102.	ProShares Ultra TIPS
103.	ProShares UltraShort TIPS

3

PROSHARES TRUST

/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name: Ellen E. Crane
Title: Executive Director

4

Exhibit (h)(3)(ii)

SCHEDULE A

To Fund Services Agreement Between J.P. Morgan Investor Services Co. (“J.P. Morgan”) And Proshares Trust (“Proshares”), dated as of June 16, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #19 dated as of March 14, 2011 to the

The following are the lists of funds for which J.P. Morgan shall provide services in accordance with the Agreement. This Schedule A replaces in its entirety Schedule A of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

SCHEDULE A

LIST OF PROSHARES ETF SERIES

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas

26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets

2

69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

101.	ProShares Hedge Replication ETF

102.	ProShares Ultra TIPS
103.	ProShares UltraShort TIPS

3

104.	ProShares Short High Yield
105.	ProShares Short Investment Grade Corporate
106.	ProShares Ultra Short 3-7 Year Treasury
107.	ProShares Short 7-10 Year Treasury

PROSHARES TRUST

/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name: Ellen E. Crane
Title: Executive Director

4

Exhibit (h)(3)(iii)

SCHEDULE A

To Fund Services Agreement Between J.P. Morgan Investor Services Co. (“J.P.

Morgan”) And Proshares Trust (“Proshares”), dated as of June 16, 2006 (the

“Agreement”), as amended from time to time, and as amended by

AMENDMENT #20 dated as of April 7, 2011 to the

The following are the lists of funds for which J.P. Morgan shall provide services in accordance with the Agreement. This Schedule A replaces in its entirety Schedule A of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

SCHEDULE A

LIST OF PROSHARES ETF SERIES

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas

26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets

69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

101.	ProShares Hedge Replication ETF

102.	ProShares Ultra TIPS
103.	ProShares UltraShort TIPS

104.	ProShares Short High Yield
105.	ProShares Short Investment Grade Corporate
106.	ProShares Ultra Short 3-7 Year Treasury
107.	ProShares Short 7-10 Year Treasury

108.	ProShares Ultra High Yield
109.	ProShares Ultra Investment Grade Corporate

PROSHARES TRUST

/s/ Louis Mayberg
Name: Louis Mayberg
Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name: Ellen E. Crane
Title: Executive Director

4